Exhibit 99.26

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                   REMIC Multi-Class Pass-Through Certificates

                                  December 1997

                                  Series 1997-9

     Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single Certificate of $1,000.

     1)   The amount of such distribution allocable to principal:

     Class 1-A1.....$     14.71311139    Class 2-A1.....$    0.72444175
     Class 1-A2.....$      0.00000000    Class 2-A2.....$    0.72444204
     Class 1-A3.....$      0.00000000    Class 2-A3.....$   13.05841304
     Class 1-A4.....$      0.00000000    Class 2-A4.....$    0.00000000
     Class 1-A5.....$      0.00000000    Class 2-A5.....$    0.00000000
     Class 1-A6.....$      7.51617463    Class 2-A6.....$    0.00000000
     Class 1-A7.....$    269.24105614    Class 2-A7.....$    9.84961664
     Class 1-A8.....$     10.06476653    Class 2-A8.....$    0.00000000
     Class 1-A9.....$      0.71404988    Class 2-A9.....$    0.00000000
     Class 1-A10....$      0.71405033    Class 2-A10....$    0.00000000
     Class 1-A11....$      1.42965272    Class 2-PO.....$    1.12082565
     Class 1-A12....$      0.71404989    Class 2-M......$    0.72444220
     Class 1-A13....$     26.47246363    Class 2-B1.....$    0.72444178
     Class 1-A14....$      3.21024316    Class 2-B2.....$    0.72444022
     Class 1-A15....$      0.00000000    Class 2-B3.....$    0.72444254
     Class 1-A16....$      0.00000000    Class 2-B4.....$    0.72444867
     Class 1-A17....$      0.00000000    Class 2-B5.....$    0.72444100
     Class 1-PO.....$      0.91065657
     Class 1-M......$      0.71404995
     Class 1-B1.....$      0.71404957
     Class 1-B2.....$      0.71405082
     Class 1-B3.....$      0.71404909
     Class 1-B4.....$      0.71404816
     Class 1-B5.....$      0.71404269
     Class 1-R......$      0.00000000
     Class 1-RL.....$      0.00000000

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     2)   Principal  Prepayments  included in the above  principal  distribution
          (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and
          Defective   Mortgage  Loans  which  are  being   distributed  on  this
          Distribution Date):

     Class 1-A1.....$   13.66156851      Class 2-A1....$    0.64415933
     Class 1-A2.....$    0.00000000      Class 2-A2....$    0.64415959
     Class 1-A3.....$    0.00000000      Class 2-A3....$   11.61128354
     Class 1-A4.....$    0.00000000      Class 2-A4....$    0.00000000
     Class 1-A5.....$    0.00000000      Class 2-A5....$    0.00000000
     Class 1-A6.....$    6.97899526      Class 2-A6....$    0.00000000
     Class 1-A7.....$  249.99845632      Class 2-A7....$    8.75808501
     Class 1-A8.....$    9.34543985      Class 2-A8....$    0.00000000
     Class 1-A9.....$    0.66301689      Class 2-A9....$    0.00000000
     Class 1-A10....$    0.66301731      Class 2-A10...$    0.00000000
     Class 1-A11....$    1.32747575      Class 2-PO....$    0.99661608
     Class 1-A12....$    0.66301690      Class 2-M.....$    0.00000000
     Class 1-A13....$   24.58048240      Class 2-B1....$    0.00000000
     Class 1-A14....$    2.98080778      Class 2-B2....$    0.00000000
     Class 1-A15....$    0.00000000      Class 2-B3....$    0.00000000
     Class 1-A16....$    0.00000000      Class 2-B4....$    0.00000000
     Class 1-A17....$    0.00000000      Class 2-B5....$    0.00000000
     Class 1-PO.....$    0.84557214
     Class 1-M......$    0.00000000
     Class 1-B1.....$    0.00000000
     Class 1-B2.....$    0.00000000
     Class 1-B3.....$    0.00000000
     Class 1-B4.....$    0.00000000
     Class 1-B5.....$    0.00000000
     Class 1-R......$    0.00000000
     Class 1-RL.....$    0.00000000

     3) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

          Class 1-A1.....$       5.55588392                   6.75000000%
          Class 1-A2.....$       5.62500000                   6.75000000%
          Class 1-A3.....$       5.62500000                   6.75000000%
          Class 1-A4.....$       5.62500035                   6.75000000%
          Class 1-A5.....$       5.62500000                   6.75000000%
          Class 1-A6.....$       5.79524002                   7.00000000%
          Class 1-A7.....$       0.00000000                   7.00000000%
          Class 1-A8.....$       5.77500084                   7.00000000%
          Class 1-A9.....$       5.82920793                   7.00000000%
          Class 1-A10....$       5.82920795                   7.00000000%
          Class 1-A11....$       1.90962446                   0.00000000%
          Class 1-A12....$       6.03739386                   7.25000000%
          Class 1-A13....$       5.86751442                   7.25000000%
          Class 1-A14....$       6.02652539                   7.25000000%

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          Class 1-A15....$       6.04166679                   7.25000000%
          Class 1-A16....$       6.04166647                   7.25000000%
          Class 1-A17....$       6.04166642                   7.25000000%
          Class 1-S......$       0.40670279                   0.34703000%
          Class 1-M......$       6.03739444                   7.25000000%
          Class 1-B1.....$       6.03739340                   7.25000000%
          Class 1-B2.....$       6.03739524                   7.25000000%
          Class 1-B3.....$       6.03739373                   7.25000000%
          Class 1-B4.....$       6.03739524                   7.25000000%
          Class 1-B5.....$       6.03743826                   7.25000000%
          Class 1-R......$       0.00000000                   7.25000000%
          Class 1-RL.....$       0.00000000                   7.25000000%
          Class 2-A1.....$       5.82916092                   7.00000000%
          Class 2-A2.....$       5.82916063                   7.00000000%
          Class 2-A3.....$       5.74860565                   7.00000000%
          Class 2-A4.....$       5.83333333                   7.00000000%
          Class 2-A5.....$       5.83333367                   7.00000000%
          Class 2-A6.....$       5.83333350                   7.00000000%
          Class 2-A7.....$       5.76951008                   7.00000000%
          Class 2-A8.....$       5.83333363                   7.00000000%
          Class 2-A9.....$       5.83333356                   7.00000000%
          Class 2-A10....$       5.83333311                   7.00000000%
          Class 2-S......$       0.28897429                   0.51485700%
          Class 2-PO.....$       0.00000000                   0.00000000%
          Class 2-M......$       5.82916031                   7.00000000%
          Class 2-B1.....$       5.82915966                   7.00000000%
          Class 2-B2.....$       5.82917696                   7.00000000%
          Class 2-B3.....$       5.82918164                   7.00000000%
          Class 2-B4.....$       5.82923954                   7.00000000%
          Class 2-B5.....$       5.82919622                   7.00000000%

     4) The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                  Pool 1             Pool 2
                                                  ------             ------
                                           $        96,280.80 $        68,170.96

(b)  The amounts below are for the aggregate of all certificates.

     5)  The Pool Scheduled Principal
         Balances:                         $   346,109,617.47 $   491,319,257.85
         Number of Mortgage Loans:                      1,155              1,611

     6) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                                         Aggregate               Single
                                     Principal Balance      Certificate Balance
                                     -----------------      -------------------
          Class 1-A1........         $     19,698,377.31    $        973.00
          Class 1-A2........         $     16,190,000.00    $      1,000.00
          Class 1-A3........         $     18,554,000.00    $      1,000.00
          Class 1-A4........         $     14,167,000.00    $      1,000.00
          Class 1-A5........         $     13,544,000.00    $      1,000.00

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          Class 1-A6........         $     75,543,760.96    $        985.95
          Class 1-A7........         $      3,483,252.49    $        431.87
          Class 1-A8........         $      5,855,113.85    $        979.94
          Class 1-A9........         $     35,792,057.81    $        998.58
          Class 1-A10.......         $      7,539,269.49    $        998.58
          Class 1-A11.......         $     71,653,509.20    $      1,007.06
          Class 1-A12.......         $     20,016,510.86    $        998.58
          Class 1-A13.......         $     62,411,759.59    $        944.70
          Class 1-A14.......         $     41,993,568.00    $        994.28
          Class 1-A15.......         $     26,830,000.00    $      1,000.00
          Class 1-A16.......         $     16,580,000.00    $      1,000.00
          Class 1-A17.......         $     20,181,000.00    $      1,000.00
          Class 1-PO........         $         16,419.80    $        998.18
          Class 1-S.........         $    488,490,227.86    $        980.27
          Class 1-M.........         $      7,756,959.66    $        998.58
          Class 1-B1........         $      4,754,233.39    $        998.58
          Class 1-B2........         $      3,753,158.19    $        998.58
          Class 1-B3........         $      2,501,939.04    $        998.58
          Class 1-B4........         $        750,631.64    $        998.58
          Class 1-B5........         $      1,752,736.57    $        998.58
          Class 1-R.........         $              0.00    $          0.00
          Class 1-RL........         $              0.00    $          0.00
          Class 2-A1........         $     35,023,503.37    $        998.56
          Class 2-A2........         $     17,511,751.68    $        998.56
          Class 2-A3........         $     79,315,180.30    $        972.42
          Class 2-A4........         $     21,156,000.00    $      1,000.00
          Class 2-A5........         $     10,028,000.00    $      1,000.00
          Class 2-A6........         $     20,000,000.00    $      1,000.00
          Class 2-A7........         $    107,151,931.98    $        979.21
          Class 2-A8........         $     11,240,000.00    $      1,000.00
          Class 2-A9........         $     14,561,000.00    $      1,000.00
          Class 2-A10.......         $     15,058,000.00    $      1,000.00
          Class 2-S.........         $    335,361,214.69    $        986.47
          Class 2-PO........         $        179,050.82    $        997.54
          Class 2-M.........         $      5,428,672.98    $        998.56
          Class 2-B1........         $      3,327,202.86    $        998.56
          Class 2-B2........         $      2,626,712.83    $        998.56
          Class 2-B3........         $      1,750,975.46    $        998.56
          Class 2-B4........         $        525,242.71    $        998.56
          Class 2-B5........         $      1,226,392.48    $        998.56

     7) The following pertains to any real estate acquired on behalf of Certificateholders:
                                                  Pool 1         Pool 2
                                                  ------         ------
          Book Value............................$      0.00   $       0.00
          Unpaid Principal Balance..............$      0.00   $       0.00

          The  aggregate  number of Mortgage  Loans  included  in the  Principal
          Balance set forth above:..............          0              0

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     8)   Aggregate  number  and  aggregate  Principal  Balances  of  delinquent
          Mortgage Loans, as of the opening of business on the related Determination Date:

                                                 Loans        Principal Balance
                                                 -----        -----------------
          Pool 1.................................
              *(1)  *30-59 days                     23        $    7,099,580.92
               (2)  60-89 days                       2        $      521,441.90
               (3)  90 days or more                  0        $            0.00
               (4)  in foreclosure                   0        $            0.00

          Pool 2.................................
              *(1)  30-59 days                      13        $    3,690,646.61
               (2)  60-89 days                       1        $      304,600.00
               (3)  90 days or more                  0        $            0.00
               (4)  in foreclosure                   0        $            0.00

     9)   The  aggregate  number  of  replaced   Mortgage  loans  and  Scheduled
          Principal Balance:

          Pool 1..................................   0        $            0.00
          Pool 2..................................   0        $            0.00

     10)  The aggregate number of modified Mortgage loans and Principal Balance:

           Pool 1.................................   0        $            0.00
           Pool 2.................................   0        $            0.00

     11)  Certificate Interest Rate of:

          Class 1-A11A Certificates:                    0.000000%
          Class 1-A11B Certificates:                    0.000000%
          Class 1-S Certificates:                       0.347030%
          Class 2-S Certificates:                       0.514857%

                                                    Pool 1           Pool 2
                                                    ------           ------
     12)  Senior Percentage  ................     95.70925900%     95.72104600%

     13)  Pool 1 Category A Group II Senior
          Percentage.........................     20.14435900%          N/A

     14)  Class 1-A12 Percentage.............     10.54744400%          N/A

     15)  Class 2-A1 Percentage..............        N/A           10.51804800%

     16)  Class 2-A2 Percentage..............        N/A            5.259024%

    17)  Senior Prepayment Percentage.......     100.00000000%    100.00000000%

    20)  Junior Percentage  .................      4.29074100%      4.27895400%

    21)  Junior Prepayment Percentage  ......      0.00000000%      0.00000000%

     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.